UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2024 (August 27, 2024)

Accredited Solutions, Inc.
(Exact name of registrant as specified in its charter)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification Number)

20311 Chartwell Center Drive Suite 1469, Cornelius, North Carolina	28031
(Address of Principal Executive Offices)	(Zip Code)

800-947-9197

(Registrant’s telephone number, including area code)

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Agreement.

On August 27, 2024, Accredited Solutions, Inc., a Nevada corporation (the “Company”), entered into employment agreement (the “Farzam Agreement”), with Ben Farzam (“Farzam”), pursuant to which Farzam is to serve as CEO of a to-be-formed subsidiary of the Company. In his position, Mr. Farzam will be in charge of implementing the Company’s recently instituted five-year growth plan. Farzam is to be paid a monthly salary of $5,000 during the six-month term of the Farzam Agreement. In addition, Farzam is to be paid a signing bonus of $30,000, payable by the issuance of a promissory note.

Certain information regarding the background of Mr. Farzam is set forth below.

Ben Farzam is a seasoned telecom executive with over 20 years of leadership experience in building and scaling communication networks globally. As Founder and CEO of Callvox since 2008, he has demonstrated his ability to drive growth and innovation in the international voice carrier market. Ben's expertise spans strategic planning, operational efficiency, and disruptive technologies, with a focus on emerging markets. He has a proven track record of successful turnarounds and rapid scaling, having held key executive positions at deltathree and Mediaring. Ben's adaptability, coupled with his JD from Georgetown University and BS from UC Berkeley, equips him to quickly assess complex situations and implement effective solutions. In his new role as Interim CEO, Ben is poised to lead transformative growth leveraging technology for inclusive expansion.

The foregoing description of the Farzam Agreement is qualified in its entirety by the full text of the Farzam Agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between the Company and Ben Farzam.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDITED SOLUTIONS, INC.

Date: August 28, 2024	By:	/s/ Eduardo A. Brito
Eduardo A. Brito Chief Executive Officer

3